STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS (MODIFIED CASH BASIS) - EBP 006 [Member] - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Investment:
Total Investment	$ 2,334,593	$ 2,159,808
Receivable:
Notes Receivable from Participants	38,366	37,440
Total Receivable	38,366	37,440
Total Assets	2,372,959	2,197,248
LIABILITIES	0	0
NET ASSETS AVAILABLE FOR BENEFITS	$ 2,372,959	$ 2,197,248